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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 1999

                             SMARTIRE SYSTEMS INC.
             (Exact name of Registrant as Specified in Its Charter)

     British Columbia                  0-24209                   N/A
----------------------------         -----------         -------------------
(State or Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation               File Numner         Identification No.)

                             150-13151 Vanier Place
                      Richmond, British Columbia, V6V 2J1
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (604) 276-9884
         -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       NA
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

          Reference is made to the press release of Registrant issued on September 28, 1999 which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)       EXHIBITS

          99        Press release issued September 28, 1999




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SMARTIRE SYSTEMS INC.

Dated: October 7, 1999                    By:   /s/  KEVIN A. CARLSON, CA
                                              ----------------------------
                                              Kevin A. Carlson, CA
                                              Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.              Description of Exhibit
-----------              ----------------------
    99                   Press release issued September 28, 1999


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